SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

LAYNE CHRISTENSEN COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	33-48432	48-0920712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205

(Address of Principal Executive Offices)

(913) 362-0510

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$ 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 8 – OTHER EVENTS

ITEM 8.01      OTHER EVENTS.

     On June 29, 2005, Layne Christensen Company issued a press release announcing that it had signed a Letter of Intent to acquire the stock of Reynolds, Inc. A copy of the Press Release is attached as Exhibit 99.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

99 Press Release issued by Layne Christensen Company, dated June 29, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY
Date: June 29, 2005	By	/s/ A. B. Schmitt

Name: Andrew B. Schmitt Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release issued by Layne Christensen Company, dated June 29, 2005.

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